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                                                                   EXHIBIT 23.06
                        [LETTERHEAD OF SIDLEY & AUSTIN]

                                    CONSENT
                                      OF
                                SIDLEY & AUSTIN
                                ---------------

     Sidley & Austin hereby consents to all references made to it in Amendment No. 2 to the Registration Statement on Form S-1 of ML Principal Protection L.P., as filed with the Securities and Exchange Commission on October 25, 1996 (Reg. No. 333-7593).

Date:  October 25, 1996

                                        Very truly yours,

                                        SIDLEY & AUSTIN



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